SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           Countrywide Strategic Trust
                           ---------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     3)   Filing Party:

          ______________________________________________________________________

     4)   Date Filed:

          ______________________________________________________________________

                           COUNTRYWIDE STRATEGIC TRUST
                                312 Walnut Street
                                   21st Floor
                             Cincinnati, Ohio 45202

                                                              September __, 1999

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Countrywide Strategic Trust to be held on Wednesday, October 27, 1999 at 10:00 a.m., Eastern Time, in the 10th Floor Conference Center at 312 Walnut Street, Cincinnati, Ohio 45202.

     We have previously informed you of a recent development involving Countrywide Investments, Inc. (the "Adviser"), the Trust's investment adviser and principal underwriter, and its parent company, Countrywide Financial Services, Inc. ("CFS"). On August 24, 1999, Fort Washington Investment Advisors, Inc. entered into an agreement to buy all of the stock of CFS from Countrywide Credit Industries, Inc., its parent company.

     Fort Washington Investment Advisors is part of Western-Southern Enterprise, a dynamic group of financial services companies owned by The Western and Southern Life Insurance Company. Western-Southern Enterprise provides life insurance, annuities, mutual funds, business planning insurance, health insurance, asset management and other related financial services for millions of customers nationwide. Founded in 1888, The Western and Southern Life Insurance Company is a strong organization with solid values, a rich heritage and an exciting future and holds the highest ratings for claims paying ability awarded by three independent insurance rating agencies.

     As a full-service registered investment advisory firm, Fort Washington Investment Advisors offers professional and comprehensive investment management services for foundations and endowments, corporate pension funds, insurance companies, mutual funds, colleges and universities, religious organizations and high net worth individuals. Fort Washington Investment Advisors and its advisory subsidiaries have assets under management exceeding $16 billion.

     We view this transaction as very positive for a number of reasons. As a local company, Fort Washington Investment Advisors is well acquainted with the business community in which the Adviser operates. Fort Washington and its affiliates will provide the Adviser with access to its extensive resources. Moreover, it is anticipated that there will be no material change in the investment strategies we employ or investment professionals assigned to the Trust.

     Under the Investment Company Act, the purchase of CFS is considered an assignment of the management agreements between the Adviser and the Trust, with respect to each series of the Trust. The management agreements for each series of the Trust require that we obtain approval from shareholders of a new management agreement as a result of the transaction. In addition, the Aggressive Growth Fund and the Growth/Value Fund must obtain shareholder approval of new subadvisory agreements with Mastrapasqua & Associates, Inc.

     You are also being asked to elect a substantially new group of trustees and to ratify the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year. No change of accountants is being proposed.

     The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interests of the Trust and its shareholders. The Board of Trustees therefore recommends that you vote to elect the proposed slate of Trustees and "FOR" each of the other matters discussed in the proxy statement.

     YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT PROMPTLY IN THE ACCOMPANYING ENVELOPE OR FAXING IT TO (513) _________, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                        Very truly yours,


                                        Robert H. Leshner
                                        President

                           COUNTRYWIDE STRATEGIC TRUST

             NOTICE TO AGGRESSIVE GROWTH FUND AND GROWTH/VALUE FUND
          SHAREHOLDERS OF SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST
                         To Be Held on October 27, 1999

     NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Countrywide Strategic Trust (the "Trust") will be held in the 10th Floor Conference Center at 312 Walnut Street, Cincinnati, Ohio 45202, on Wednesday, October 27, 1999 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

1. Approval of new management agreements with Countrywide Investments, Inc., to become effective upon the closing of the proposed acquisition of Countrywide Financial Services, Inc. by Fort Washington Investment Advisors, Inc. NO FEE INCREASE IS PROPOSED.

2. Approval of new subadvisory agreements with Mastrapasqua & Associates, Inc., to become effective upon the closing of the proposed acquisition of Countrywide Financial Services, Inc. by Fort Washington Investment Advisors, Inc. NO FEE INCREASE IS PROPOSED.

3. Election of nine trustees to serve until their successors are duly elected and qualified.

4. Ratification of the selection of Arthur Andersen LLP as the Trust's independent public accountants for the fiscal year ending March 31, 2000. NO CHANGE IN ACCOUNTANTS IS PROPOSED.

5. Transaction of any other business, not currently contemplated, that may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on September 16, 1999 are entitled to notice of and to vote at this meeting and any adjournment thereof.

                                        By order of the Board of Trustees,


                                        Tina D. Hosking, Secretary

September ____, 1999

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT PROMPTLY IN THE ACCOMPANYING ENVELOPE OR BY FAXING IT TO (513) _________, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                           COUNTRYWIDE STRATEGIC TRUST
                                312 Walnut Street
                                   21st Floor
                             Cincinnati, Ohio 45202
                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on October 27, 1999
                                  ------------

                                 PROXY STATEMENT
                                  ------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Countrywide Strategic Trust (the "Trust") for use at the special meeting of shareholders to be held at 10:00 a.m. on Wednesday, October 27, 1999, and at any adjournment(s) thereof. The meeting will be held in the 10th Floor Conference Center at 312 Walnut Street, Cincinnati, Ohio 45202. This proxy statement and form of proxy were first mailed to shareholders of the Aggressive Growth Fund and Growth/Value Fund on or about September __, 1999.

     Fort Washington Investment Advisors, Inc. ("Fort Washington") has agreed to buy all of the outstanding stock of Countrywide Financial Services, Inc., ("CFS"), the parent company of Countrywide Investments, Inc. (the "Adviser"). If the sale is completed, the Adviser will become a wholly-owned, indirect subsidiary of Fort Washington. As a result, the shareholders are being asked to consider the following proposals:

1. Approval of new management agreements with the Adviser, to become effective upon the closing of the proposed acquisition of CFS by Fort Washington.

2. Approval of new subadvisory agreements with Mastrapasqua & Associates, Inc. (the "Sub-Adviser"), to become effective upon the closing of the proposed acquisition of CFS by Fort Washington.

3. Election of nine trustees to serve until their successors are duly elected and qualified.

4. Ratification of the selection of Arthur Andersen LLP as the Trust's independent public accountants for the Funds' fiscal year ending March 31, 2000.

5. Transaction of any other business, not currently contemplated, that may properly come before the meeting or any adjournment thereof.

                           PROPOSAL 1 - NEW MANAGEMENT
                  AGREEMENTS WITH COUNTRYWIDE INVESTMENTS, INC.

BACKGROUND
----------

     CFS (the Adviser's parent company) is currently owned by Countrywide Credit Industries, Inc. On August 24, 1999, Countrywide Credit Industries, Inc. entered into an agreement to sell all of the stock of CFS to Fort Washington (the "Acquisition"). Countrywide Fund Services, Inc., the Trust's administrator, transfer agent and accounting and pricing agent, is a wholly-owned subsidiary of CFS. As a result of the Acquisition, the Adviser and Countrywide Fund Services, Inc. will become wholly-owned, indirect subsidiaries of Fort Washington. It is anticipated that the closing will occur immediately following the shareholder meeting. The Acquisition is subject to the satisfaction of various conditions, including, but not limited to, the following:

1. The Board of Trustees of the Trust, Countrywide Investment Trust and Countrywide Tax Free Trust (collectively, the "Trusts") must approve new management agreements with the Adviser for each mutual fund within the three trusts (collectively, the "Countrywide Funds").

2. The shareholders of each Countrywide Fund must approve a new management agreement with the Adviser.

3. A new Board of Trustees (the composition of which is satisfactory to Fort Washington) must be elected by the shareholders of each Countrywide Trust.

     Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a transaction which results in a change of control or management of an investment adviser may be deemed an "assignment." The Investment Company Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. The Acquisition constitutes a "change in control" of the Adviser for purposes of the Investment Company Act of 1940 and will cause the "assignment" and resulting termination of the present investment advisory agreements.

         Section 15(f) of the Investment Company Act provides that, when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

(1) An "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Acquisition.

(2) During the three-year period immediately following consummation of the transaction, at least 75% of the Trust's Board of Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act.

THE PRESENT MANAGEMENT AGREEMENTS.
----------------------------------

     The Adviser currently provides investment advisory services to each Fund of the Trust pursuant to four separate management agreements between the Trust and the Adviser. The management agreements for the Aggressive Growth Fund and the Growth/Value Fund are substantially identical to each other in all respects. The agreements require the Adviser to furnish an investment program for the applicable Fund and to determine which securities to purchase and sell and what portion of the Fund's assets to keep uninvested. These agreements permit the Adviser to appoint a sub-adviser to make investment decisions. For additional information about the subadvisory agreements, see Proposal 2 below. Each of the current management agreements were last approved by shareholders of each Fund on August 14, 1997 and took effect on August 29, 1997. The agreements were submitted to shareholders in 1997 because the Funds were reorganized as series of the Trust. Prior to that time, the Funds were series of the Trans Adviser Funds, Inc. The present management agreements were last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the 1940 Act, of the Adviser, the Sub-Adviser or the Trust (the "Independent Trustees"), on February 9, 1999.

THE NEW MANAGEMENT AGREEMENTS.
------------------------------

     Each Fund will enter into a separate new management agreement with the Adviser. The terms and conditions of the new management agreements are substantially identical in all material respects to those of the present management agreements with the exception of a change in the effective date and the termination date.

     Under the new management agreements for the Aggressive Growth Fund and the Growth/Value Fund, the Adviser will provide overall investment programs and strategies of the Fund and will have overall supervisory responsibility for the general management of the assets of the Fund subject to and in accordance with the investment objectives and policies of the Fund, and any directions which the Trust's Board of Trustees may issue to the Adviser from time to time. Under the new management agreements, the Adviser appoints a sub-adviser to make investment decisions.

     The Adviser will receive from each of the Aggressive Growth Fund and the Growth/Value Fund a fee at an annual rate of 1.00% of the average daily net assets of the Fund up to $50 million; 0.90% of the next $50 million of such assets; 0.80% of the next $100 million of such assets and 0.75% of such assets in excess of $200 million. These are the same fees that the Adviser currently receives from each Fund under its present management agreement. During the fiscal year ended March 31, 1999, the Aggressive Growth Fund and the
Growth/Value Fund paid to the Adviser advisory fees of $125,575 and $254,571 respectively.

     If a new management agreement is approved by shareholders of a Fund, the new management agreement will become effective when the Acquisition is completed. Each new management agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the

Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each new management agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the applicable Fund, or by the Adviser. Each new management agreement automatically terminates in the event of its assignment.

     Each new management agreement provides that the Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights conferred upon it by such Agreement, or in accordance with specific instructions from the Trust, provided that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under such Agreement, or breach of its obligations thereunder.

     The form of the new management agreement for the Aggressive Growth Fund and the Growth/Value Fund is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the new management agreements is only a summary.

     Approval of new management agreements by the shareholders of each Fund of the Trust is a condition to the closing of the Acquisition. Fort Washington, however, may elect to proceed with the closing of the Acquisition if the shareholders of one or more Funds do not approve a new management agreement. If this occurs and the Acquisition is completed, the present management agreements and subadvisory agreements will automatically terminate and, for those Funds whose shareholders have not approved a new management agreement, the Board of Trustees will promptly take such actions as they consider are in the best interests of the shareholders. These actions could include (i) appointing an interim adviser to serve at cost until such time as a management agreement is approved (and shareholders could be asked to reconsider the new management agreement and new subadvisory agreement), or (ii) liquidating the Fund. If the Acquisition is not completed for any reason, the Adviser will continue to serve as the investment adviser of each Fund pursuant to the terms of the present management agreements.

INFORMATION CONCERNING FORT WASHINGTON.
---------------------------------------

     Fort Washington Investment Advisors, Inc., located at 420 East Fourth Street, Cincinnati, Ohio 45202, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, located at 400 Broadway, Cincinnati, Ohio 45202.

INFORMATION CONCERNING THE ADVISER.
-----------------------------------

     The Adviser is a wholly owned subsidiary of CFS. Both the Adviser and CFS are located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. CFS is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., which is located at 4500 Park Granada, Calabasas, California 91302. The Adviser also serves as the Trust's principal underwriter. If the Acquisition is completed, the Adviser will continue to serve as the Trust's principal underwriter pursuant to the terms of a new underwriting agreement which was approved by the Board of Trustees, including a majority of the Independent Trustees, on September 8, 1999. The new underwriting agreement may be terminated by either party on sixty days written notice. During the fiscal year ended March 31, 1999, the Aggressive Growth Fund, the Growth/Value Fund, the Utility Fund and the Equity Fund paid to the Adviser underwriting fees of $_______, $______, $_______ and $______, respectively.

     The table below gives the name, address and principal occupation of each current director and principal executive officer of the Adviser. If the Acquisition is completed, different individuals may be elected to serve as directors and officers of the Adviser.

----------------------------------------------------------------------------------------------------------------
Name and Address              Position with Adviser                      Principal Occupation
----------------------------------------------------------------------------------------------------------------
Angelo R. Mozilo              Chairman/Director                          Chairman of Countrywide Home Loan, Inc.
4500 Park Granada
Calabasas, CA 91302
----------------------------------------------------------------------------------------------------------------
Robert H. Leshner             President/Chief Executive                  President & CEO of CFS
312 Walnut Street             Officer/Director
21 Floor
Cincinnati, OH  45202
----------------------------------------------------------------------------------------------------------------
Andrew S. Bielanski           Director                                   Managing Director of Portfolio
4500 Park Granada                                                        Services of Countrywide Home Loan, Inc.
Calabasas, CA 91302
----------------------------------------------------------------------------------------------------------------
Thomas H. Boone               Director                                   Managing Director of Portfolio
4500 Park Granada                                                        Services of Countrywide Home Loan, Inc.
Calabasas, CA 91302
----------------------------------------------------------------------------------------------------------------
Marshall M. Gates             Director                                   Managing Director of Developing
4500 Park Granada                                                        Markets of Countrywide Home Loan, Inc.
Calabasas, CA 91302
----------------------------------------------------------------------------------------------------------------
William E. Hortz              Executive Vice-President and Director      Executive Vice-President and Director
312 Walnut Street             of Sales                                   of Sales of CFS
21 Floor
Cincinnati, OH  45202
----------------------------------------------------------------------------------------------------------------

                                       4

----------------------------------------------------------------------------------------------------------------
Maryellen Peretzky            Senior Vice-President, Chief               Senior Vice-President, Chief
312 Walnut Street             Operating Officer and Secretary            Administrative Officer and Secretary
21 Floor                                                                 of CFS
Cincinnati, OH  45202
----------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft          First Vice-President, Chief Financial      First Vice-President, Chief Financial
312 Walnut Street             Officer and Treasurer                      Officer and Treasurer of CFS
21 Floor
Cincinnati, OH  45202
----------------------------------------------------------------------------------------------------------------

     The Adviser serves as investment adviser to the affiliated registered investment companies listed below:

--------------------------------------------------------------------------------------------------------------
     Name of Fund                       Net Assets as of                       Annual Advisory Fee
                                        September 1, 1999                   (as a percentage of assets)
--------------------------------------------------------------------------------------------------------------
COUNTRYWIDE STRATEGIC TRUST
--------------------------------------------------------------------------------------------------------------
Utility Fund                            $___________                  .75% of average daily net assets of each
                                                                      Fund up to $200
--------------------------------------------------------------------------------------------------------------
Equity Fund                             $___________                  million;  .70% of the next $300  million
                                                                      of such assets;  and .50% of such assets
                                                                      over $500 million.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
     Name of Fund                       Net Assets as of                       Annual Advisory Fee
                                        September 1, 1999                   (as a percentage of assets)
--------------------------------------------------------------------------------------------------------------
COUNTRYWIDE TAX FREE TRUST
--------------------------------------------------------------------------------------------------------------
Tax-Free Money Fund*                    $  26,359,400
--------------------------------------------------------------------
Ohio Insured Tax-Free Money Fund*          64,059,676                 .50% of average daily net assets of each
--------------------------------------------------------------------  Fund  up to $100  million;  .45% of such
California Tax-Free Money Fund             55,142,888                 assets   from  $100   million   to  $200
--------------------------------------------------------------------  million;  .40% of such  assets  Tax-Free
Florida Tax-Free Money Fund*               32,677,016                 from $200 million to $300  million;  and
--------------------------------------------------------------------  .375% of such assets over $300 million.
Tax-Free Intermediate Term Fund            51,237,332
--------------------------------------------------------------------
Ohio Tax-Free Money Fund*                 425,515,326
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
     Name of Fund                       Net Assets as of                       Annual Advisory Fee
                                        September 1, 1999                   (as a percentage of assets)
--------------------------------------------------------------------------------------------------------------
COUNTRYWIDE INVESTMENT TRUST
--------------------------------------------------------------------------------------------------------------
Short Term Government Income Fund*      $ 113,389,002                 .50% of average daily net assets of each
--------------------------------------------------------------------  Fund  up to $50  million;  .45%  of such
Intermediate Term Government Income       41,319,917                  assets from $50 million to $150 million;
Fund                                                                  .40% of such assets from $150 million to
--------------------------------------------------------------------  $250  million;  and .375% of such assets
Adjustable Rate U.S. Government             9,964,558                 over $250 million. .20% of average daily
Securities Fund*                                                      net assets
--------------------------------------------------------------------
Money Market Fund*                         22,804,630
--------------------------------------------------------------------
Intermediate Bond Fund*                    11,819,840
--------------------------------------------------------------------
Institutional Government Income Fund*      42,938,744
--------------------------------------------------------------------------------------------------------------

     *During the 1999 fiscal year, the Adviser waived all or a portion of its advisory fees for such Funds. There is no assurance that any fee waivers will continue in the future.

INFORMATION CONCERNING COUNTRYWIDE FUND SERVICES, INC.
------------------------------------------------------

     Countrywide Fund Services, Inc., an affiliate of the Adviser, provides transfer agency, shareholder servicing and accounting and pricing services to the Funds. The address of Countrywide Fund Services, Inc. is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. During the fiscal year ended March 31, 1999, it received fees from the Funds for its services as transfer and shareholder servicing agent and accounting and pricing services agent as follows:

                              As Transfer and       As Accounting and
                                Shareholder         Pricing Services
                                -----------         ----------------

Aggressive Growth Fund            $12,250                $24,000

Growth/Value Fund                 $12,491                $24,000

Equity Fund                       $36,679                $39,000

Utility Fund                      $45,695                $36,000

     Countrywide Fund Services, Inc. is retained by the Adviser to assist the Adviser in providing administrative services to the Funds. In this capacity, Countrywide Fund Services, Inc. supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Funds) pays Countrywide Fund Services, Inc. [a fee of $37,500 per month for these services, which is split equally among the Trust, Countrywide Tax Free Trust and Countrywide Investment Trust.]

     If the Acquisition is completed, Countrywide Fund Services, Inc. will continue to provide transfer agent, accounting and pricing and administrative services to the Trust at the same rates as are currently in effect, pursuant to new service agreements which were approved by the Board of Trustees, including a majority of the Independent Trustees, on September 8, 1999. Either party may terminate the new service agreements on sixty days written notice.

EVALUATION BY THE BOARD OF TRUSTEES.
------------------------------------

     On September 8, 1999, the Board of Trustees, including all of the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the new management agreements. Prior to such approval, the Independent Trustees met separately with their counsel, who did not represent Countrywide Credit Industries, Inc. or Fort Washington and/or their affiliates, to advise them with respect to their responsibilities under state and federal law in reaching a determination with respect to the new management agreements and related matters. In addition to their attendance at the Board of Trustees' meetings held on August 25 and September 8, 1999, the Independent Trustees met separately with their counsel on August 24, August 25, September 7 and September 8, 1999 for the purpose of assisting them in reaching a determination with respect to the new management agreements. In conducting their evaluation, the Independent Trustees reviewed and discussed various materials provided on behalf of Fort Washington by The Western and Southern Life Insurance Company or its affiliates ("Western Southern") at the request of the Independent Trustees and other relevant information.

     Included among these materials were: (i) financial statements of Western Southern; (ii) information concerning the personnel and operations of Western Southern; (iii) biographical information concerning the directors and officers of Western Southern, the proposed Trustees for the Trust, and the investment management personnel of Western Southern; (iv) forms of proposed investment advisory agreements, subadvisory agreements, underwriting agreements, distribution plans and related agreements to be adopted by the Funds and a comparison of such agreements and plans with those currently in effect for the Funds; (v) information concerning the marketing capabilities of Western Southern; (vi) incentives being offered to assure that key personnel will be retained; (vii) information pertaining to the composition of the Funds' investment portfolios and any proposed changes in investment practices or techniques following consummation of the transaction; (viii) information pertaining to proposed advisory fees, Fund expenses and proposed servicing arrangements with the Funds' service providers; (ix) data concerning historical performance of Western Southern's proprietary funds; (x) a description of the brokerage allocation and soft dollar practices with respect to Western
Southern's proprietary funds; and (xi) information pertaining to Western Southern's Year 2000 readiness.

     On September 8, 1999, the Board of Trustees of the Funds, including all of the Independent Trustees, approved the new management agreements, subject to shareholder approval. In determining to recommend approval of the new management agreements to shareholders, the Independent Trustees, separately, and the entire Board of Trustees considered the following factors, among others:

(1) Countrywide Credit Industries, Inc.'s desire to provide its customers with a wider variety of investment products through alliances with multiple providers rather than continue operating a proprietary family of funds and its intention to reduce the extent and scope of its investment company service business;

(2) Western Southern's commitment to the development and expansion of its investment advisory business;

(3) the management fees and management services to be performed under the new management agreements are the same as those under the existing management agreements, and the other terms of the agreements are identical in all material respects, except for the dates of their execution, effectiveness and termination;

(4) there are no changes contemplated in the objectives and policies of the Funds, and the proposed transaction will not materially affect the level or quality of advisory services currently provided to the Funds;

(5) the possibility that sales of shares of the Funds will be enhanced by Western Southern's reputation, distribution capabilities and financial resources following consummation of the proposed transaction, and that such growth may result in economies of scale that will benefit the shareholders in the form of lower expense ratios;

(6) the fact that Western Southern has agreed that it will use its best efforts to satisfy the provisions of Section 15(f) of the Investment Company Act;

(7) the performance of the Funds as compared to similar mutual funds and other comparable indices; and

(8) the fact that the Funds will not bear the expenses of the transaction or any of the costs of preparing and mailing proxy materials to shareholders.

     As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the new management agreements would be in the best interests of the Funds and their shareholders. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the new management agreements and voted to recommend them to shareholders for approval.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW MANAGEMENT AGREEMENTS.

                  PROPOSAL 2 - NEW SUBADVISORY AGREEMENTS WITH
                         MASTRAPASQUA & ASSOCIATES, INC.

     The Acquisition will also result in the termination of the current subadvisory agreements with Mastrapasqua & Associates, Inc. (the "Sub-Adviser") for the Aggressive Growth Fund and the Growth/Value Fund. Accordingly, the Board of Trustees recommends that shareholders of each of those Funds approve a new subadvisory agreement among the Sub-Adviser, the Adviser and the Trust.

THE PRESENT SUBADVISORY AGREEMENTS.
-----------------------------------

     The Sub-Adviser currently provides investment advisory services to the Aggressive Growth Fund and the Growth/Value Fund. Each of the current subadvisory agreements was last approved by shareholders of each Fund on August 14, 1997 and took effect on August 29, 1997. The agreements were submitted to shareholders in 1997 because the Aggressive Growth Fund and the Growth/Value Fund were reorganized as series of the Trust. Prior to that time, the Funds were series of the Trans Adviser Funds, Inc. The present subadvisory agreements were last approved by the Board of Trustees, including the Independent Trustees, on February 9, 1999.

THE NEW SUBADVISORY AGREEMENTS.
-------------------------------

     The terms and conditions of the new subadvisory agreements are substantially identical in all material respects to those of the present subadvisory agreements with the exception of a change in the effective date and the termination date.

     Under the terms of each subadvisory agreement, the Sub-Adviser selects the portfolio securities for investment by the Fund, purchases and sells securities of the Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Adviser. The Sub-Adviser receives a fee equal to the annual rate of 0.60% of each Fund's average daily net assets up to $50 million; 0.50% of such assets from $50 million to $100 million; 0.40% of such assets from $100 million to $200 million and 0.35% of such assets in excess of $200 million. The services provided by the Sub-Adviser are paid by the Adviser. The compensation of any officer, director or employee of the Sub-Adviser who is rendering services to the Fund is paid by the Sub-Adviser. For the fiscal year ended March 31, 1999, the Adviser paid fees of __________ and __________, respectively, to the Sub-Adviser for serving as sub-adviser to the Growth/Value Fund and the Aggressive Growth Fund.

     If a new subadvisory agreement is approved by shareholders of a Fund, the new subadvisory agreement will become effective when the Acquisition is completed. Each new subadvisory agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each new subadvisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the applicable Fund, or by the Adviser or the Sub-Adviser. Each new sub-advisory agreement automatically terminates in the event of its assignment.

     Approval of each new management agreement by Fund shareholders is a condition to the closing of the Acquisition. Fort Washington, however, may elect to proceed with the closing of the Acquisition if the shareholders of one or more Funds do not approve a new management agreement. If this occurs and the Acquisition is completed, the present management agreements and subadvisory agreements will automatically terminate, and the Board of Trustees will promptly take such actions as they consider are in the best interests of the shareholders. These actions are discussed above in the section titled "The New Management Agreements." If the new management agreements are approved by the shareholders but one or both of the subadvisory agreements are not approved by shareholders, the Adviser would select a sub-adviser, subject to approval of the Board of Trustees, to serve at cost until approved by the shareholders of the applicable Fund. If the Acquisition is not completed for any reason, the Sub-Adviser will continue to serve as the sub-adviser pursuant to the terms of the present subadvisory agreement.

     INFORMATION CONCERNING THE SUB-ADVISER.
     ---------------------------------------

     The Sub-Adviser, located at 814 Church Street, Nashville, Tennessee 37203, was founded by Frank Mastrapasqua, Ph.D. in 1993. [describe company]

     The table below gives the name, address and principal occupation of each director and principal executive officer of the Sub-Adviser.

-----------------------------------------------------------------------------------------------
Name and Address               Position with Sub-Adviser        Principal Occupation
-----------------------------------------------------------------------------------------------
Frank Mastrapasqua, Ph.D.      Chairman                         Portfolio manager, Mastrapasqua
814 Church Street                                               & Associates
Nashville, Tennessee 37203
-----------------------------------------------------------------------------------------------
Thomas Trantum                 President
-----------------------------------------------------------------------------------------------

[describe Trustee considerations]

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW SUBADVISORY AGREEMENTS.

                   PROPOSAL 3 - ELECTION OF TRUSTEES TO SERVE
                      UPON CONSUMMATION OF THE ACQUISITION

     On September 8, 1999, all of the Independent Trustees met to review pertinent information on the nominees for election to the Board of Trustees. At such meeting, the Independent Trustees, who were represented by their counsel for the purpose of assisting them in reaching a determination with respect to the nominees, determined that Mr. Lerner and Mr. Robertson would meet in person with candidates proposed for election to the Board of Trustees by Fort Washington and report thereon to all of the Independent Trustees. On September __, 1999, the Independent Trustees held a meeting at which the Independent Trustees reviewed the backgrounds and qualifications of the proposed nominees. Following a full discussion, the Independent Trustees selected the nine persons proposed for election at this meeting. Thereafter, the full Board of Trustees, based upon the selection and recommendation of the Independent Trustees, nominated such persons for election as Trustees.

     Six individuals not currently serving on the Board of Trustees have been nominated to serve as Trustees, effective upon completion of the Acquisition. If elected by shareholders, these individuals will serve together with three members of the present Board of Trustees: Robert H. Leshner, H. Jerome Lerner and Oscar P. Robertson. When the Acquisition is completed, Donald L. Bogdon, M.D., Howard J. Levine, Angelo R. Mozilo, Fred A. Rappoport, John F. Seymour, Jr. and Sebastiano Sterpa will no longer serve as Trustees. In the event the Acquisition is not completed for any reason, the members of the present Board of Trustees will continue to serve as Trustees.

     Nine nominees are to be elected as Trustees, each to serve until his or her successor is duly elected and qualified. The current Independent Trustees reserve the right to substitute another person or persons of their choice as a nominee or nominees if a nominee is unable to serve as a Trustee at the time of the meeting for any reason. Nothing, however, indicates that such a situation will arise. The following table sets forth certain information regarding each nominee for election as a Trustee.

-----------------------------------------------------------------------------------------------------------------------------
Name and Principal Occupation During the         Age      Trustee          Amount of Beneficial Ownership of    Compensation
Five Years and Directorships of Public                    Since            Shares of the Trust (1)              for the Year
Companies                                                                                                       Ended March
                                                                                                                31, 1999
-----------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner                                            1981            None
-----------------------------------------------------------------------------------------------------------------------------
Robert H. Leshner*                                60        1981            _________ shares of the Equity Fund
                                                                            (___% of the Equity Fund)
-----------------------------------------------------------------------------------------------------------------------------
Oscar P. Robertson***                                       1981            ________ shares of the Utility Fund
                                                                            (___% of the Fund)
                                                                            ; ________ shares of the Equity Fund
                                                                            (___% of the Fund).
-----------------------------------------------------------------------------------------------------------------------------
_____________________
-----------------------------------------------------------------------------------------------------------------------------
_____________________
-----------------------------------------------------------------------------------------------------------------------------
_____________________
-----------------------------------------------------------------------------------------------------------------------------
_____________________
-----------------------------------------------------------------------------------------------------------------------------
_____________________
-----------------------------------------------------------------------------------------------------------------------------
_____________________
-----------------------------------------------------------------------------------------------------------------------------

(1)  Voting and investment power as of ________, 1999.

* Robert H. Leshner, as an affiliated person of Countrywide Investments, Inc., the Trust's investment adviser and principal underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Leshner may directly or indirectly receive benefits from the new management agreements as a result of such affiliation. Prior to the acquisition of CFS by Countrywide Credit Industries, Inc. in 1997, Mr. Leshner was the controlling shareholder of CFS and indirectly controlled the Adviser and Countrywide Fund Services, Inc. [Indicate each nominee who is an interested person.]

** The percentage of shares of a Fund owned beneficially by the nominee does not exceed one percent of the outstanding shares of such Fund.

*** On February 2, 1996, an involuntary petition under Chapter 7 of the U.S. Bankruptcy Code was filed by creditors against Orchem, Inc., of which Mr. Robertson was the chief executive officer. The case was subsequently converted to a Chapter 11 bankruptcy and is still pending in the U.S. Bankruptcy Court.

     All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Each nominee is also standing for election as a trustee of Countrywide Tax Free Trust and Countrywide Investment Trust. Trustees on the Board who are not interested persons of the Trust currently receive a quarterly retainer of $1,500, plus $1,500 for each Board meeting attended. These fees are split equally among the Trust, Countrywide Tax Free Trust and Countrywide Investment Trust.

     The Trust has an Audit Committee currently consisting of H. Jerome Lerner, Oscar P. Robertson and Sebastiano Sterpa. If all of the nominees to serve on the Board are elected by shareholders, it is anticipated that the Audit Committee will consist of ______ nominees for election as trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the Trust's independent public accountants, reviews with such accountants the scope and results of the Trust's annual audit, reviews the annual and semiannual financial reports of the Trust and considers any comments which the accountants may have regarding the Trust's financial statements or books of account. Audit Committee members receive no additional compensation for attending an Audit Committee meeting. The Trust has no standing nominating or compensation committee.

     During the fiscal year ended March 31, 1999, the Board of Trustees and the Audit Committee each held ______ meetings. During such fiscal year, each Trustee attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Trustees (held during the period during which he has been a trustee) and (ii) the total number of meetings held by any committee of the Board of Trustees on which he served.

EXECUTIVE OFFICERS.
-------------------

     The Trust's executive officers are set forth below. The business address of each current officer is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

-------------------------------------------------------------------------------------- ------- --------------- ----------------
NAME AND PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS                               AGE     OFFICER SINCE   POSITION WITH
-------------------------------------------------------------------------------------- ------- --------------- ----------------
ANGELO R. MOZILO                                                                       60                      Chairman
Chairman, Director and Chief Executive Officer of Countrywide Credit Industries,
Inc. (a holding company). He is Chairman and director of Countrywide Home Loans,
Inc. (a residential  mortgage lender),  Countrywide  Financial  Services,  Inc.,
Countrywide  Investments,   Inc.,  Countrywide  Fund  Services,  Inc.,  CW  Fund
Distributors,  Inc.,  Countrywide  Servicing Exchange (a loan servicing broker),
Countrywide Lending  Corporation and Countrywide  Capital Markets,  Inc. (parent company).  He is also a director  of CMM  Municipal  Services,  Inc. (a tax lien purchaser),  CTC Real Estate  Services  Corporation  ( a  foreclosure  trustee),
LandSafe,  Inc. (parent company) and various LandSafe,  Inc.  subsidiaries which
provide  property  appraisals,   credit  reporting  services,   home  inspection
services,  flood zone  determination  services,  title insurance  and/or closing services for residential mortgages.
-------------------------------------------------------------------------------------- ------- --------------- ----------------
ROBERT H. LESHNER                                                                      60                      President
President and director of Countrywide Investments,  Inc. (the investment adviser and principal underwriter of the Trust), Countrywide Financial Services, Inc. (a
financial  services  company  and  parent  of  Countrywide  Investments,   Inc.,
Countrywide Fund Services,  Inc. and CW Fund  Distributors,  Inc.),  Countrywide
Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc.
(a registered broker-dealer).  He is also President and a Trustee of Countrywide
Tax-Free  Trust  and  Countrywide   Investment  Trust,   registered   investment
companies.
-------------------------------------------------------------------------------------- ------- --------------- ----------------
MARYELLEN PERETZKY                                                                     47                      Vice President
Senior Vice  President,  Chief  Operating  Officer and Secretary of  Countrywide
Investment,  Inc.  and  Senior  Vice  President  and  Secretary  of  Countrywide
Financial  Services,   Inc.,  Countrywide  Fund  Services,   Inc.  and  CW  Fund
Distributors,  Inc. She is also Vice President of Countrywide  Investment  Trust and Countrywide Tax-Free Trust.
-------------------------------------------------------------------------------------- ------- --------------- ----------------

                                       12

-------------------------------------------------------------------------------------- ------- --------------- ----------------
WILLIAM E. HORTZ                                                                       41                      Vice President
Executive Vice President and Director of Sales of Countrywide Investments,  Inc.
and  Countrywide  Financial  Services,   Inc.  He  is  also  Vice  President  of
Countrywide  Investment Trust and Countrywide  Strategic Trust.  From 1996 until
1998, he was President of Peregrine  Asset  Management (an investment  adviser).
From 1991 until 1996, he was Regional  Director of Neuberger & Berman Management
(an investment adviser).
-------------------------------------------------------------------------------------- ------- --------------- ----------------
TINA D. HOSKING                                                                        31                      Secretary
Associate  General  Counsel and Assistant  Vice  President of  Countrywide  Fund
Services,  Inc.  and CW  Fund  Distributors,  Inc.  She  is  also  Secretary  of
Countrywide Investment Trust and Countrywide Tax-Free Trust.
-------------------------------------------------------------------------------------- ------- --------------- ----------------
THERESA M. SAMOCKI                                                                     29                      Treasurer
Assistant Vice  President-Fund  Accounting Manager of Countrywide Fund Services,
Inc.  and CW Fund  Distributors,  Inc.  She is  also  Treasurer  of  Countrywide
Investment Trust and Countrywide Tax-Free Trust.
-------------------------------------------------------------------------------------- ------- --------------- ----------------

           PROPOSAL 4 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has been selected by vote of the Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent public accountants for the current fiscal year ending March 31, 2000. The employment of Arthur Andersen LLP is conditioned upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

     Arthur Andersen LLP has acted as the Trust's independent public accountants since [1983]. If the Trust's shareholders do not ratify the selection of Arthur Andersen LLP, other certified public accountants will be considered for selection by the Board of Trustees. Ratification of the accountants is not a condition precedent to the completion of the Acquisition.

     Representatives of Arthur Andersen LLP are not expected to be present at the meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Arthur Andersen LLP are present, they will be available to respond to appropriate questions from shareholders

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP.

                                    THE PROXY

     The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on each proposal to be considered at the meeting. A proxy for voting your shares at the meeting is enclosed. Your proxy, if properly executed, duly returned and not revoked, will be voted according to the instructions on the proxy. A proxy which is properly executed that has no voting instructions with respect to a proposal will be voted for that proposal. In addition, proxies will be voted in the discretion of the proxy holders, in accordance with the recommendations of the Board of Trustees, if any, on any matter to come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) filing a written notification of revocation with the Secretary of the Trust, (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

                              COST OF SOLICITATION

     The Trust has retained Management Information Systems ("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxies, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $_______, and will be paid by [the Adviser]. [The Adviser] will also pay the printing, postage and any other costs of the solicitation.

     In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. [The Adviser] will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

RECORD DATE
-----------

     The Board of Trustees has fixed the close of business on September 16, 1999 as the record date for determining the shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. The Trust is composed of four separate funds, the Aggressive Growth Fund, the Growth/Value Fund, the Utility Fund and the Equity Fund (individually a "Fund" and collectively, the "Funds"), each of which is represented by a separate series of the Trust's shares. The Growth/Value Fund, the Utility Fund and the Equity Fund series each offer two classes of shares, Class A and Class C shares. As of the record date there were __________ shares of beneficial interest, no par value, of the Trust outstanding, comprised of _____________ shares of the Growth/Value Fund, ______________ shares of the Aggressive Growth Fund,
_____________ shares of the Utility Fund and _______________ shares of the Equity Fund. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

QUORUM
------

     [For Proposal 3, the presence, in person or by proxy, of more than 50% of the outstanding shares of the Trust is necessary to constitute a quorum at the meeting. For the other Proposals, the presence, in person or by proxy, of more than 50% of the outstanding shares of a Fund is necessary to constitute a quorum for that Fund.]

VOTING
------

     The vote of a majority of the outstanding shares of a Fund is required for approval of the new management agreement and the new subadvisory agreement with respect to that Fund (Proposals 1 and 2 above). The vote of a majority of the outstanding shares for purposes of Proposals 1 and 2 means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. The vote of a plurality of the Trust's shares represented at the meeting is required for the election of Trustees (Proposal 3 above). The vote of a simple majority of the shares voted is required for the ratification of the selection of Arthur Andersen LLP as the independent public accountants for each Fund (Proposal 4 above).

     If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies which have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The proxy holders will vote those proxies received which voted in favor of the proposal in favor of such an adjournment and will vote those proxies received which voted against the proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broke non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes'" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions effectively will be a vote against Proposals 1 and 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
-----------------------------------------------

     On September 16, 1999, the following persons owned 5% or more of the outstanding shares of the Trust (or any Fund): [Insert charts with name of Fund, beneficial owner name, amount and nature of beneficial ownership and % of Fund.]

     The following table sets forth the shares of each Fund beneficially owned, as of September 16, 1999, by the executive officers and Trustees of the Trust who are not also nominees for election as Trustees:

     [insert chart]

     The Trustees of the Trust intend to vote all of their shares to elect the proposed slate of Trustees and in favor of all other proposals. On the record date, all nominees for election of trustees and officers as a group owned of record or beneficially ________% of the outstanding shares of the Equity Fund and [less than 1%] of the outstanding shares of each of the other Funds.

     No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Trust (or any Fund) on the record date.

                              SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy material must be received by the

Trust a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder meeting.

                                 OTHER BUSINESS

     The proxy holders have no present intention of bringing any matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

     A COPY OF tHE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 1999, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, IS AVAILABLE AT NO CHARGE BY MAKING A WRITTEN REQUEST DIRECTED TO MS. TINA D. HOSKING, SECRETARY, COUNTRYWIDE STRATEGIC TRUST, 312 WALNUT STREET, 21ST FLOOR, CINCINNATI, OHIO 45202-4094, OR BY CALLING THE TRUST NATIONWIDE TOLL-FREE AT 800-543-0407 OR IN CINCINNATI AT
(513) 629-2050.

                                        By Order of the Board of Trustees,


                                        Tina D. Hosking, Secretary

Date: September ___, 1999


PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR BY FAX TO (513) ________________.

                                     FORM OF
                            MANAGEMENT AGREEMENT TO:

                              MANAGEMENT AGREEMENT

     THIS MANAGEMENT AGREEMENT is made this __th day of ________ ____, between Countrywide Strategic Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, and Countrywide Investments, Inc. (the "Manager"), a corporation organized under the laws of the State of Ohio.

     WHEREAS, the Trust has been organized to operate as an investment company registered under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust's shares of beneficial interest are divided into separate series and each such share of a series represents an undivided interest in the assets, subject to the liabilities, located to that series, and each series has separate investment objectives and policies; and

     WHEREAS, the _________________ Fund (the "Fund"), a series of the Trust, has been created for the purpose of investing and reinvesting its assets in securities pursuant to the investment objectives and policies as set forth in its registration statement under the Act and the Securities Act of 1933 ("Registration Statement"), as heretofore amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of a manager and to have a manager provide or perform for it various management, statistical, portfolio adviser selection and other services for the Fund; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

     NOW, THEREFORE, the Trust and Manager agree as follows:

     1. Employment of the Manager. The Trust hereby employs the Manager to manage the investment and reinvestment of the assets of the Fund in the manner set forth in subparagraph 2B of this Agreement, subject to the direction of the Board of Trustees and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth.

     The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     2. Obligation of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

     A.   Corporate Management and Administrative Services.

          The Manager shall furnish to the Fund, or retain another party or parties to furnish, the following described services to the Fund: (i) office space, which may be space within the offices of the Manager or in such other place as may be agreed upon from time to time, and (ii) office furnishings, facilities and equipment as may be reasonably required for managing and administering the operations and conducting the business of the Fund, including complying with the securities, tax and other reporting requirements of the United States and the various states in which the Fund does business, conducting correspondence and other communications with the shareholders of the Fund, and maintaining or supervising the maintenance of all records in connection with the investment and business activities of the Fund.

     B.   Investment Management Services.

          (a) The Manager shall have overall supervisory responsibility for the general management and investment of the assets and portfolio securities of the Fund subject to and in accordance with the investment objectives and policies of the Fund, and any directions which the Trust's Board of Trustees may issue to the Manager from time to time.

          (b) The Manager shall provide overall investment programs and strategies for the Fund, shall revise such programs as necessary and shall monitor and report periodically to the Board of Trustees concerning the implementation of the programs.

          (c) The Manager, with the approval of the Board of Trustees of the Trust as to particular appointments, intends to (i) appoint one or more persons or companies (the "Adviser") and, subject to the terms and conditions of this Agreement, the Adviser shall have full investment discretion and shall make all determinations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities with those assets, and (ii) take such steps as may be necessary to implement such appointments. The Manager shall be solely responsible for paying the fees and expenses of the Adviser for its services to the Fund. The Manager shall not be responsible or liable for the investment merits of any decision by the Adviser to purchase, hold or sell a portfolio security for the Fund.

          (d) The Manager shall evaluate advisers and shall recommend to the Board of Trustees the Adviser which the Manager believes is best suited to invest the assets of the Fund; shall monitor and evaluate the investment performance of the Adviser; shall recommend changes in the Adviser when appropriate; shall coordinate the investment activities of the Adviser to ensure compliance with applicable restrictions and limitations applicable to the Fund; and shall compensate the Adviser.

          (e) The Manager shall render regular reports to the Trust, at regular meetings of the Board of Trustees, of, among other things, the portfolio investments of the Fund and measurement and analysis of the results achieved by the Fund.

          (f) The Manager shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services set forth in this subparagraph 2B, and shall bear the expense thereof, except as may otherwise be provided in
               Section 4 of this Agreement. The Manager shall also compensate all officers and employees of the Trust who are officers or employees of the Manager.

          (g) The Manager shall pay all advertising and promotion expenses incurred in connection with the sale or distribution of the Fund's shares to the extent such expenses are not assumed by the Fund under its Plan of Distribution.

     C. Provision of Information Necessary for Preparation of Securities Registration Statement, Amendments and Other Materials.

          The Manager will make available and provide financial, accounting and statistical information required by the Trust in the preparation of the Registration Statement, reports and other documents required by federal and state securities laws, and such information as the Trust may reasonably request for use in the preparation of the Registration Statement, reports and other documents required by federal and state securities laws.

     D.   Other Obligations and Services.

          The Manager shall make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

     3. Execution and Allocation of Portfolio Brokerage Commissions. The Adviser, subject to the supervision of the Manager and the limitations contained in this paragraph 3, shall place, on behalf of the Fund, orders for the execution of portfolio transactions. The Adviser is not authorized by the Fund to take any action, including the purchase or sale of securities for the Fund's account, (a) in contravention of (i) any investment restrictions set forth in the Act and the rules thereunder, (ii) specific instructions adopted by the Board of Trustees and communicated to the Adviser, (iii) the investment objectives, policies and restrictions of the Fund as set forth in the Registration Statement, or (iv) instructions from the Manager communicated to the Adviser, or (b) which would have the effect of causing the Fund to fail to qualify or to cease to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any succeeding statute.

     Subject to the foregoing, the Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to the determination of the Manager with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Registration Statement or as the Board of Trustees may direct from time to time. It is recognized that, in providing the Fund with investment supervision of the placing of orders for portfolio transactions, the Manager will give primary consideration to securing the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Consistent with this policy, the Manager may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the other accounts over which it exercises investment discretion. It is understood that neither the Trust nor the Manager have adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager and/or the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice, provided that the Manager determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Manager's overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. It is understood that although the information may be useful to the Trust, the Manager and the Adviser, it is not possible to place a dollar value on such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution, the Manager may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust with respect to the Fund and to such other clients.

     The Manager may delegate any of its responsibilities under this paragraph 3 to the Adviser. Notwithstanding the delegation of any such responsibilities, the Adviser will not execute any portfolio transactions for the Fund's account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Trust, the Manager or the Adviser without the prior approval of the Manager. The Manager agrees that it will provide the Adviser with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Adviser.

     The Manager shall render regular reports to the Trust of the total brokerage business placed by the Fund and the manner in which the allocation has been accomplished.

     4. Expenses of the Fund. It is understood that the Fund will pay, or that the Fund will enter into arrangements that require third parties to pay, all its expenses other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:

     A.   Expenses of all audits by independent public accountants;

     B. Expenses of transfer agent, dividend disbursing agent, accounting and pricing agent and shareholder recordkeeping services;

     C.   Expenses  of  custodial  services  including   recordkeeping  services
          provided by the custodian;

     D. Expenses of obtaining security valuation quotations for calculating the value of the Fund's net assets;

     E. Salaries and other compensation of any of its executive officers and employees, if any, who are not officers, directors, stockholders or employees of the Manager or the Adviser;

     F.   Taxes or governmental fees levied against the Fund;

     G. Brokerage fees and commissions in connection with the purchase and sale of the Fund's portfolio securities;

     H.   Costs, including the interest expenses, of borrowing money;

     I. Costs and/or fees incident to Board of Trustee and shareholder meetings, the preparation and mailings of prospectuses, reports and notices to the existing shareholders of the Fund, the filing of reports with regulatory bodies, the maintenance of the Trust's existence as a business trust, membership in investment company organizations, and the registration of shares with federal and state securities authorities;

     J. Legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale and legal fees arising from litigation to which the Trust may be a party and indemnification of the Trust's officers and Trustees with respect thereto;

     K. Costs of printing share certificates (in the event such certificates are issued) representing shares of the Fund;

     L. Trustees' fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Manager, the Adviser or any of their affiliates; and

     M. The Fund's pro rata portion of the fidelity bond required by Section 17(g) of the Act and other insurance premiums.

     5.   Activities and Affiliates of the Manager.

     A. The services of the Manager hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. The Manager shall use the same skill and care in the management of the Fund's assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the Fund more favorable or preferential treatment vis-a-vis its other clients.

     B. Subject to and in accordance with the Declaration of Trust and Bylaws of the Trust and to Section 10(a) of the Act, it is understood that Trustees, officers and agents of the Trust and shareholders of the Fund are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders of the Manager or its affiliates; that directors, officers, agents and stockholders of the Manager or its affiliates are or may be interested in the Trust as Trustees, officers, agents, shareholders or otherwise; that the
          Manager or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, Bylaws and the Act.

     6. Compensation of the Manager. For all services to be rendered and payments made as provided in this Agreement, the Fund will pay the Manager a daily fee equal to the annual rate of 1% of the value of the daily net assets of the Fund up to and including $50,000,000, 90/100 of 1% of the next $50 million of such assets, 80/100 of 1% of the next $100 million of such assets, and 75/100 of 1% of such assets in excess of $200,000,000. Manager's fee shall be payable monthly and shall be due with respect to any month as of the first business day following the end of such month.

     The value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust and to resolutions to the Board of Trustees of the Trust. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this paragraph 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of business on that day, or as of such other time as the value of the Fund's net assets may lawfully be determined on that day. If the determination of the net asset value of the Fund's shares has been suspended for a period including such month, the Manager's compensation payable for such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

     7.   Liabilities of the Manager.

     The Manager (including its directors, officers, shareholders, employees, control persons and affiliates of any thereof) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from the reckless disregard by the Manager of its obligations and duties under this Agreement ("disabling conduct"). However, the Manager will not be indemnified for any liability unless (1) a final decision is made on the merits by a court or other body before whom the proceeding was brought that the Manager was not liable by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Manager was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Trust as defined in the Act nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Fund will advance attorneys' fees or other expenses incurred by the Manager in defending a proceeding, upon the undertaking by or on behalf of the Manager to repay the advance unless it is ultimately determined that the Manager is entitled to indemnification, so long as the Manager meets at least one of the following as a condition to the advance: (1) the Manager shall provide a security for its undertaking, (2) the Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Manager ultimately will be found entitled to indemnification. Any person employed by the Manager who may also be or become an employee of the Trust shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as the Manager's employee or agent.

     8.   Renewal and Termination.

     A. This Agreement shall become effective upon its execution, shall remain in force for a period of two (2) years from that date and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Manager or the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities. The aforesaid provision that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

     B.   This Agreement:

          (a) may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days' written notice to the Manager;

          (b)  shall immediately terminate in the event of its assignment; and

          (c) may be terminated by the Manager on sixty (60) days' written notice to the Trust.

     C. As used in this Section 8, the terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

     D. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid, to the other party to this Agreement at its principal place of business.

     9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10. Limitation of Liability. It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and the shareholders of the Fund and signed by the officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in the Trust's Declaration of Trust.

     11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Manager or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     12. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Ohio.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                            COUNTRYWIDE STRATEGIC TRUST

ATTEST:                                     By:______________________________
_______________________                     Title: President

                                            COUNTRYWIDE INVESTMENTS, INC.

ATTEST:                                     By:______________________________
_______________________                     Title: President

PROXY
                           COUNTRYWIDE STRATEGIC TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                October 27, 1999

     The undersigned shareholder of Countrywide Strategic Trust (the "Company") hereby nominates, constitutes and appoints Robert H. Leshner and Maryellen Peretzky, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held in the 10th Floor Conference Center, 312 Walnut Street, Cincinnati, Ohio 45202, on Wednesday, October 27, 1999 at 10:00 a.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

     1.   APPROVAL OF NEW  MANAGEMENT  AGREEMENT WITH  COUNTRYWIDE  INVESTMENTS,
          INC.

          |_| FOR                      |_| AGAINST                   |_| ABSTAIN

     2.   APPROVAL OF NEW SUBADVISORY  AGREEMENT WITH MASTRAPASQUA & ASSOCIATES,
          INC.

          |_| FOR                      |_| AGAINST                   |_| ABSTAIN

     3. ELECTION OF THE NINE PERSONS BELOW TO SERVE AS TRUSTEES UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED:

          Robert H. Leshner    H. Jerome Lerner    Oscar P. Robertson
          _________    __________    _________    _________    _________

          |_| AUTHORITY GIVEN                    |_| AUTHORITY WITHHELD

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

--------------------------------------------------------------------------------
     4. RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2000.

          |_| FOR                      |_| AGAINST                   |_| ABSTAIN

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" ON PROPOSALS 1, 2, AND 4, AND "AUTHORITY GIVEN" ON PROPOSAL 3. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. ON OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, IF ANY.

_______________   DATED:___________, 1999   ____________________________________
Number of Shares                            (Please Print Your Name)

                                            ____________________________________
                                            (Signature of Shareholder)

                                            ____________________________________
                                            (Please Print Your Name)

                                            ____________________________________
                                            (Signature of Shareholder)

                                            (Please  date  this  proxy and sign
                                            your  name  as it  appears  on  the
                                            label.  Executors,  administrators,
                                            trustees,  etc.  should  give their
                                            full   titles.   All  joint  owners
                                            should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST A WRITTEN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.